AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 1998
                                          REGISTRATION STATEMENT NO. 333-50387

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                 AMENDMENT NO. 1

                                       TO

                                    FORM SB-2
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                       -----------------------------------

                                  LOIS/USA INC.
                 (Name Of Small Business Issuer In Its Charter)
                       -----------------------------------

    Delaware                       7311                          13-3441962
 (State or Other              (Primary Standard               (I.R.S. Employer
 Jurisdiction                 Industrial                       Identification
 of Incorporation or          Classification Code                 Number)
 Organization)                Number)

                               40 West 57th Street
                            New York, New York 10019
                                 (212) 373-4700
          (Address and Telephone Number of Principal Executive Offices)
(Address of Principal Place of Business or Intended Principal Place of Business)
                       -----------------------------------
                                  THEODORE VERU
                            CO-CHAIRMAN OF THE BOARD
                                  LOIS/USA INC.
                               40 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                                 (212) 373-4700
            (Name, Address and Telephone Number of Agent for Service)
                       -----------------------------------
                                    COPY TO:
                            JAMES R. TANENBAUM, ESQ.
                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                          NEW YORK, NEW YORK 10038-4982
                                 (212) 806-5400
                       -----------------------------------

     APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. |_|
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                       -----------------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

EXPLANATORY NOTE: Amendment No. 1 is being filed solely for the purpose of filing Exhibit 5.1, opinion regarding legality (including Exhibit 23.2) to the Registration Statement.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, in the City of New York, State of New York, on the 1st day of May, 1998.


                                       LOIS/USA INC.

                                       By: /s/ Robert K. Stewart
                                               Robert K. Stewart
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               Secretary


     In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates indicated.

 SIGNATURE                 TITLE                                     DATE

    *              Co-Chairman of the Board                     May 1, 1998
__________________ Co-Chief Executive Officer and Director
George Lois

    *               Co-Chairman of the Board, Co-Chief          May 1, 1998
__________________  Executive Officer, President and Director
Theodore D. Veru

                    Executive Vice President, Chief Financial   May 1, 1998
Robert K. Stewart   Officer and Secretary (Principal
                    Financial Officer and Principal
                    Accounting Officer

    *               Director                                    May 1, 1998
___________________
John N. Hatsopoulos

    *               Director                                    May 1, 1998
___________________
David DeBusschere

    *               Director                                    May 1, 1998
____________________
Dennison T. Veru

/s/ Robert K. Stewart
* by Robert K. Stewart, Attorney-in-Fact